UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

MICT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-35850	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MICT	The Nasdaq Capital Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2021, the MICT, Inc.’s (the “Company”) the board of directors (the “Board”) unanimously approved a grant of 6,000,000 shares of common stock (the “Shares”) to Darren Mercer, the Company’s Chief Executive Officer. The issuance of the Shares is pursuant to the Company’s Long Term Incentive Plan as previously approved by the stockholders and negotiated in connection with the Company’s acquisition of Global Fintech Holdings Limited. The Board unanimously agreed to issue the Shares in recognition of Mr Mercer’s direct contribution to achieving numerous key deliverables including: (i) the completion of several acquisitions, including those of Beijing Fucheng Insurance Brokerage Co., Ltd and Huapei Global Securities Ltd; (ii) obtaining regulatory approval from the Hong Kong SFC regarding the acquisition of Huapei Global Securities Ltd; (iii) the signing of several major commercial contracts and partnerships, including with a number of major insurance agents and one of China’s largest payment service providers; (iv) the signing of an exclusive partnership with the Shanghai Petroleum and Natural Gas Trading Center to allow MICT to provide financial services to its customers; (v) the successful launch of the insurance business in December 2020 and the delivery of significant revenues and revenue growth in Q1 2021; and (vi) the completion of capital raises totaling in excess of $140 million and broadening the Company’s institutional investor base.

On May 17, 2021, the Board unanimously increased the cash compensation to be paid to Moran Amram, to a base salary of $15,000 per month, in her role as the Company Controller effective immediately. All other conditions of her employment remain the same. The Board further unanimously approved a grant of 125,000 stock options (the “Stock Options”) to Ms. Amram under the Company’s 2020 Equity Incentive Plan (the “Plan”). The Stock Options have an exercise price of $1.41 per share of common stock and have an expiration date of May 17, 2031.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

By:	/s/ Darren Mercer
Name: Title:	Darren Mercer Chief Executive Officer

Dated: May 21, 2021

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